SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                February 13, 2004


                                  Norstan, Inc.
              ____________________________________________________
             (Exact name of registrant as specified in its charter)




         Minnesota                      0-8141                 41-0835746
 ______________________________   ______________________       ____________
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
        incorporation)                                      Identification No.)


                      5101 Shady Oak Road
                      Minnetonka, Minnesota                         55343
              ______________________________________               ________
             (Address of principal executive offices)             (Zip Code)



               Registrant's telephone number, including area code:
                                 (952) 352-4000

Item 7.   Financial Statements, Schedules and Exhibits
          ____________________________________________


                  (a) and (b) not applicable

                  (c)Exhibits:
                     _________


                  Exhibit
                    No.             Description
                  _______           ___________

                    99              News release issued by Norstan, Inc. on
                                    February 13, 2004


Item 12.   Results of Operations and Financial Condition
           _____________________________________________


     On February 13, 2004, Norstan, Inc. issued a news release announcing the reorganization within its Communications Technology Solutions & Services business segment. A copy of the news release is furnished as Exhibit 99 and incorporated by reference herein.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           NORSTAN, INC.

                                           By: /s/ Robert J. Vold
                                           ____________________________________
                                           Robert J. Vold
                                           Senior Vice President and Chief
                                           Financial Officer

Dated:  February 13, 2004

   Exhibit
   Number          Description
   ______          ____________

    99             Press release dated February 13, 2004 issued by Norstan, Inc.